Brighthouse Life Insurance Company

POWER OF ATTORNEY

Eric T. Steigerwalt

Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of Brighthouse Life Insurance Company, a Delaware company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Fund UL for Variable Life Insurance (811-03927)

File No. 002-88637 MarketLifeSM and Invest

File No. 333-152219 MarketLifeSM

File No. 333-56952 Brighthouse Variable Survivorship Life II

File No. 333-69771 Brighthouse Variable Survivorship Life

File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse Variable Life Accumulator- Series 2

File No. 333-96519 Brighthouse Variable Life

File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3

File No. 333-152216 Portfolio Architect Life

File No. 333-152217 VintageLife,

•	Brighthouse Fund UL III for Variable Life Insurance (811-09215)

File No. 333-71349 Corporate Owned VUL Series 1

File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III

File No. 333-105335 Corporate Select Policy

File No. 333-113533 Corporate Owned VUL IV,

•	Brighthouse Separate Account A (811-03365)

File No. 333-200231 Series VA (offered between October 7, 2011 and May 1, 2016)

File No. 333-200232 Series S (offered between October 7, 2011 and May 1, 2016) and Series S-L Share Option (offered between October 7, 2011 and May 1, 2016)

File No. 333-200233 Series VA- 4 (offered between October 7, 2011 and May 1, 2016)

File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)

File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)

File No. 333-200237 PrimElite IV

File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-200239 Brighthouse Growth and Income

File No. 333-200240 Group Flexible Payment Variable Annuity
(Flexible Bonus/Retirement Companion/Smart Choice)

File No. 333-200243 PrimElite III

File No. 333-200246 Brighthouse Simple SolutionsSM

File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-200253 Series XC

File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)

File No. 333-200259 Series L and Series L– 4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)

File No. 333-200263 Series XTRA

File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-200270 Group Annuity SF 101

File No. 333-200272 Ultimate Annuity FSL 224

File No. 333-200275 Foresight SF 137

File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700

File No. 333-200278 Group VA SF 234 (Texas)

File No. 333-200280 Sunshine SF 236 FL

File No. 333-200281 Flexible Value SF 230

File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity

File No. 333-200283 Protected Equity Portfolio (PEP)

File No. 333-200284 Vintage L and Vintage XC

File No. 333-200285 Series XTRA 6

File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-200287 Series C (offered on and after October 7, 2011)

File No. 333-200288 Pioneer PRISM

File No. 333-200289 Pioneer PRISM L

File No. 333-200290 Pioneer PRISM XC

File No. 333-200323 Brighthouse Investment Portfolio ArchitectSM-Standard Version and Brighthouse Investment Portfolio ArchitectSM -C Share Option

File No. 333-203748 Series O (offered on and after July 20, 2015)

File No. 333-209053 Series VA (offered on and after May 2, 2016)

File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)

File No. 333-209055 Series S (offered on and after May 2, 2016) and Series S- L Share Option (offered on and after May 2, 2016)

File No. 333-209411 Brighthouse Prime Options,

•	Brighthouse Separate Account Eleven for Variable Annuities (811-21262)

File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity

File No. 333-152189 Universal Annuity

File No. 333-152190 Universal Select Annuity

File No. 333-152191 Universal Annuity Advantage

File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account

File No. 333-152194 Gold Track and Gold Track Select

File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and Brighthouse Access Select Annuity

File Nos. 333-152199 and 333-152200 Vintage Annuity

File Nos. 333-152201 and 333-152202 Index Annuity

File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)

File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity

File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier Advisers III Annuity (Series II)

File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)

File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA Annuity (Series II)

File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity

File Nos. 333-152258 and 333-152261 PrimElite Annuity

File Nos. 333-152259 and 333-152262 PrimElite II Annuity

File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity

File Nos. 333-152263 and 333-152269 Marquis Portfolios

File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity

File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)

File No. 333-197658 Brighthouse Accumulation Annuity

File No. 333-208464 Brighthouse Premier Variable AnnuitySM,

•	Brighthouse Separate Account QPN for Variable Annuities

File No. 333-156867 Unallocated Group Variable Annuity

File No. 333-156911 Brighthouse Retirement Perspectives,

•	Brighthouse Variable Annuity Account C (811-05200)

File No. 333-200244 Class XC

File No. 333-200247 Class VA, Class AA and Class B

File No. 333-200249 Class L and Class L– 4 Year

File No. 333-200252 Class A

File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA

File No. 333-200258 COVA VA SPDA

File No. 333-200260 COVA Series A

File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select

File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)

File No. 333-200266 COVA VA and Premier Advisor (CA)

File No. 333-200267 COVA Series A (CA)

File No. 333-200269 Class C

File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)

File No. 333-200273 Class XC (CA)

File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)

File No. 333-200276 Class A (CA)

File No. 333-200279 Class C (CA),

•	Brighthouse Variable Life Account A (811-21851)

File No. 333-200241 Equity Advantage Variable Universal Life,

•	Brighthouse Variable Life Account One (811-07971)

File No. 333-200242 Class VL

File No. 333-200245 Class VL (CA)

File No. 333-200248 Modified Single Premium Variable Life

File No. 333-200251 Custom Select and Russell Select Variable Life

File No. 333-200254 Modified Single Premium Variable Life (CA)

File No. 333-200257 Custom Select Variable Life,

And pertaining to:

File No. 333-226035 Brighthouse Shield Level SelectSM 6-Year Annuity v.3

File No. 333-222560 Brighthouse Shield Level 10SM Advisory Annuity

File No. 333-218126 Brighthouse Shield Level SelectSM Advisory Annuity

File No. 333-217509 Brighthouse Shield Level SelectSM 6-Year Annuity

File No. 333-217507 Brighthouse Shield Level SelectSM 3-Year Annuity

File No. 333-216485 Brighthouse Shield Level 10SM Annuity

File No. 333-208664 Brighthouse Shield Level SelectorSM Annuity

File No. 333-207091 Brighthouse Shield Level SelectorSM 3-Year Annuity

Brighthouse Retirement Account (Liquidity Benefit) Annuity

T-Mark Fixed Annuity

Fixed Annuity (aka Strategic Value)

Registered Fixed Account Option

Target Maturity,

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of August, 2018.

/s/ Eric T. Steigerwalt
Eric T. Steigerwalt

Brighthouse Life Insurance Company

POWER OF ATTORNEY

Myles J. Lambert

Director and Vice President

KNOW ALL MEN BY THESE PRESENTS, that I, Myles J. Lambert, a Director and Vice President of Brighthouse Life Insurance Company, a Delaware company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Fund UL for Variable Life Insurance (811-03927)

File No. 002-88637 MarketLifeSM and Invest

File No. 333-152219 MarketLifeSM

File No. 333-56952 Brighthouse Variable Survivorship Life II

File No. 333-69771 Brighthouse Variable Survivorship Life

File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse Variable Life Accumulator- Series 2

File No. 333-96519 Brighthouse Variable Life

File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3

File No. 333-152216 Portfolio Architect Life

File No. 333-152217 VintageLife,

•	Brighthouse Fund UL III for Variable Life Insurance (811-09215)

File No. 333-71349 Corporate Owned VUL Series 1

File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III

File No. 333-105335 Corporate Select Policy

File No. 333-113533 Corporate Owned VUL IV,

•	Brighthouse Separate Account A (811-03365)

File No. 333-200231 Series VA (offered between October 7, 2011 and May 1, 2016)

File No. 333-200232 Series S (offered between October 7, 2011 and May 1, 2016) and Series S-L Share Option (offered between October 7, 2011 and May 1, 2016)

File No. 333-200233 Series VA- 4 (offered between October 7, 2011 and May 1, 2016)

File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)

File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)

File No. 333-200237 PrimElite IV

File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-200239 Brighthouse Growth and Income

File No. 333-200240 Group Flexible Payment Variable Annuity
(Flexible Bonus/Retirement Companion/Smart Choice)

File No. 333-200243 PrimElite III

File No. 333-200246 Brighthouse Simple SolutionsSM

File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-200253 Series XC

File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)

File No. 333-200259 Series L and Series L– 4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)

File No. 333-200263 Series XTRA

File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-200270 Group Annuity SF 101

File No. 333-200272 Ultimate Annuity FSL 224

File No. 333-200275 Foresight SF 137

File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700

File No. 333-200278 Group VA SF 234 (Texas)

File No. 333-200280 Sunshine SF 236 FL

File No. 333-200281 Flexible Value SF 230

File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity

File No. 333-200283 Protected Equity Portfolio (PEP)

File No. 333-200284 Vintage L and Vintage XC

File No. 333-200285 Series XTRA 6

File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-200287 Series C (offered on and after October 7, 2011)

File No. 333-200288 Pioneer PRISM

File No. 333-200289 Pioneer PRISM L

File No. 333-200290 Pioneer PRISM XC

File No. 333-200323 Brighthouse Investment Portfolio ArchitectSM-Standard Version and Brighthouse Investment Portfolio ArchitectSM -C Share Option

File No. 333-203748 Series O (offered on and after July 20, 2015)

File No. 333-209053 Series VA (offered on and after May 2, 2016)

File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)

File No. 333-209055 Series S (offered on and after May 2, 2016) and Series S- L Share Option (offered on and after May 2, 2016)

File No. 333-209411 Brighthouse Prime Options,

•	Brighthouse Separate Account Eleven for Variable Annuities (811-21262)

File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity

File No. 333-152189 Universal Annuity

File No. 333-152190 Universal Select Annuity

File No. 333-152191 Universal Annuity Advantage

File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account

File No. 333-152194 Gold Track and Gold Track Select

File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and Brighthouse Access Select Annuity

File Nos. 333-152199 and 333-152200 Vintage Annuity

File Nos. 333-152201 and 333-152202 Index Annuity

File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)

File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity

File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier Advisers III Annuity (Series II)

File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)

File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA Annuity (Series II)

File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity

File Nos. 333-152258 and 333-152261 PrimElite Annuity

File Nos. 333-152259 and 333-152262 PrimElite II Annuity

File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity

File Nos. 333-152263 and 333-152269 Marquis Portfolios

File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity

File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)

File No. 333-197658 Brighthouse Accumulation Annuity

File No. 333-208464 Brighthouse Premier Variable AnnuitySM,

•	Brighthouse Separate Account QPN for Variable Annuities

File No. 333-156867 Unallocated Group Variable Annuity

File No. 333-156911 Brighthouse Retirement Perspectives,

•	Brighthouse Variable Annuity Account C (811-05200)

File No. 333-200244 Class XC

File No. 333-200247 Class VA, Class AA and Class B

File No. 333-200249 Class L and Class L– 4 Year

File No. 333-200252 Class A

File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA

File No. 333-200258 COVA VA SPDA

File No. 333-200260 COVA Series A

File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select

File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)

File No. 333-200266 COVA VA and Premier Advisor (CA)

File No. 333-200267 COVA Series A (CA)

File No. 333-200269 Class C

File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)

File No. 333-200273 Class XC (CA)

File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)

File No. 333-200276 Class A (CA)

File No. 333-200279 Class C (CA),

•	Brighthouse Variable Life Account A (811-21851)

File No. 333-200241 Equity Advantage Variable Universal Life,

•	Brighthouse Variable Life Account One (811-07971)

File No. 333-200242 Class VL

File No. 333-200245 Class VL (CA)

File No. 333-200248 Modified Single Premium Variable Life

File No. 333-200251 Custom Select and Russell Select Variable Life

File No. 333-200254 Modified Single Premium Variable Life (CA)

File No. 333-200257 Custom Select Variable Life,

And pertaining to:

File No. 333-226035 Brighthouse Shield Level SelectSM 6-Year Annuity v.3

File No. 333-222560 Brighthouse Shield Level 10SM Advisory Annuity

File No. 333-218126 Brighthouse Shield Level SelectSM Adviosry Annuity

File No. 333-217509 Brighthouse Shield Level SelectSM 6-Year Annuity

File No. 333-217507 Brighthouse Shield Level SelectSM 3-Year Annuity

File No. 333-216485 Brighthouse Shield Level 10SM Annuity

File No. 333-208884 Brighthouse Shield Level SelectorSM Annuity

File No. 333-207091 Brighthouse Shield Level SelectorSM 3-Year Annuity

Brighthouse Retirement Account (Liquidity Benefit) Annuity

T-Mark Fixed Annuity

Fixed Annuity (aka Strategic Value)

Registered Fixed Account Option

Target Maturity,

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of August, 2018.

/s/ Myles J. Lambert
Myles J. Lambert

Brighthouse Life Insurance Company

POWER OF ATTORNEY

John L. Rosenthal

Director, Vice President and Chief Investment Officer

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Rosenthal, a Director, Vice President and Chief Investment Officer of Brighthouse Life Insurance Company, a Delaware company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Fund UL for Variable Life Insurance (811-03927)

File No. 002-88637 MarketLifeSM and Invest

File No. 333-152219 MarketLifeSM

File No. 333-56952 Brighthouse Variable Survivorship Life II

File No. 333-69771 Brighthouse Variable Survivorship Life

File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse Variable Life Accumulator- Series 2

File No. 333-96519 Brighthouse Variable Life

File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3

File No. 333-152216 Portfolio Architect Life

File No. 333-152217 VintageLife,

•	Brighthouse Fund UL III for Variable Life Insurance (811-09215)

File No. 333-71349 Corporate Owned VUL Series 1

File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III

File No. 333-105335 Corporate Select Policy

File No. 333-113533 Corporate Owned VUL IV,

•	Brighthouse Separate Account A (811-03365)

File No. 333-200231 Series VA (offered between October 7, 2011 and May 1, 2016)

File No. 333-200232 Series S (offered between October 7, 2011 and May 1, 2016) and Series S-L Share Option (offered between October 7, 2011 and May 1, 2016)

File No. 333-200233 Series VA- 4 (offered between October 7, 2011 and May 1, 2016)

File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)

File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)

File No. 333-200237 PrimElite IV

File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-200239 Brighthouse Growth and Income

File No. 333-200240 Group Flexible Payment Variable Annuity
(Flexible Bonus/Retirement Companion/Smart Choice)

File No. 333-200243 PrimElite III

File No. 333-200246 Brighthouse Simple SolutionsSM

File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-200253 Series XC

File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)

File No. 333-200259 Series L and Series L– 4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)

File No. 333-200263 Series XTRA

File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-200270 Group Annuity SF 101

File No. 333-200272 Ultimate Annuity FSL 224

File No. 333-200275 Foresight SF 137

File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700

File No. 333-200278 Group VA SF 234 (Texas)

File No. 333-200280 Sunshine SF 236 FL

File No. 333-200281 Flexible Value SF 230

File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity

File No. 333-200283 Protected Equity Portfolio (PEP)

File No. 333-200284 Vintage L and Vintage XC

File No. 333-200285 Series XTRA 6

File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-200287 Series C (offered on and after October 7, 2011)

File No. 333-200288 Pioneer PRISM

File No. 333-200289 Pioneer PRISM L

File No. 333-200290 Pioneer PRISM XC

File No. 333-200323 Brighthouse Investment Portfolio ArchitectSM-Standard Version and Brighthouse Investment Portfolio ArchitectSM -C Share Option

File No. 333-203748 Series O (offered on and after July 20, 2015)

File No. 333-209053 Series VA (offered on and after May 2, 2016)

File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)

File No. 333-209055 Series S (offered on and after May 2, 2016) and Series S- L Share Option (offered on and after May 2, 2016)

File No. 333-209411 Brighthouse Prime Options,

•	Brighthouse Separate Account Eleven for Variable Annuities (811-21262)

File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity

File No. 333-152189 Universal Annuity

File No. 333-152190 Universal Select Annuity

File No. 333-152191 Universal Annuity Advantage

File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account

File No. 333-152194 Gold Track and Gold Track Select

File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and Brighthouse Access Select Annuity

File Nos. 333-152199 and 333-152200 Vintage Annuity

File Nos. 333-152201 and 333-152202 Index Annuity

File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)

File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity

File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier Advisers III Annuity (Series II)

File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)

File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA Annuity (Series II)

File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity

File Nos. 333-152258 and 333-152261 PrimElite Annuity

File Nos. 333-152259 and 333-152262 PrimElite II Annuity

File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity

File Nos. 333-152263 and 333-152269 Marquis Portfolios

File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity

File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)

File No. 333-197658 Brighthouse Accumulation Annuity

File No. 333-208464 Brighthouse Premier Variable AnnuitySM,

•	Brighthouse Separate Account QPN for Variable Annuities

File No. 333-156867 Unallocated Group Variable Annuity

File No. 333-156911 Brighthouse Retirement Perspectives,

•	Brighthouse Variable Annuity Account C (811-05200)

File No. 333-200244 Class XC

File No. 333-200247 Class VA, Class AA and Class B

File No. 333-200249 Class L and Class L– 4 Year

File No. 333-200252 Class A

File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA

File No. 333-200258 COVA VA SPDA

File No. 333-200260 COVA Series A

File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select

File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)

File No. 333-200266 COVA VA and Premier Advisor (CA)

File No. 333-200267 COVA Series A (CA)

File No. 333-200269 Class C

File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)

File No. 333-200273 Class XC (CA)

File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)

File No. 333-200276 Class A (CA)

File No. 333-200279 Class C (CA),

• Brighthouse Variable Life Account A (811-21851)

File No. 333-200241 Equity Advantage Variable Universal Life,

• Brighthouse Variable Life Account One (811-07971)

File No. 333-200242 Class VL

File No. 333-200245 Class VL (CA)

File No. 333-200248 Modified Single Premium Variable Life

File No. 333-200251 Custom Select and Russell Select Variable Life

File No. 333-200254 Modified Single Premium Variable Life (CA)

File No. 333-200257 Custom Select Variable Life,

And pertaining to:

File No. 333-226035 Brighthouse Shield Level SelectSM 6-Year Annuity v.3

File No. 333-222560 Brighthouse Shield Level 10SM Advisory Annuity

File No. 333-218126 Brighthouse Shield Level SelectSM Advisory Annuity

File No. 333-217509 Brighthouse Shield Level SelectSM 6-Year Annuity

File No. 333-217507 Brighthouse Shield Level SelectSM 3-Year Annuity

File No. 333-216485 Brighthouse Shield Level 10SM Annuity

File No. 333-208884 Brighthouse Shield Level SelectorSM Annuity

File No. 333-207091 Brighthouse Shield Level SelectorSM 3-Year Annuity

Brighthouse Retirement Account (Liquidity Benefit) Annuity

T-Mark Fixed Annuity

Fixed Annuity (aka Strategic Value)

Registered Fixed Account Option

Target Maturity,

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of August, 2018.

/s/ John L. Rosenthal
John L. Rosenthal

Brighthouse Life Insurance Company

POWER OF ATTORNEY

Conor E. Murphy

Director, Vice President and Interim Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Conor E. Murphy, a Director, Vice President and Interim Chief Financial Officer of Brighthouse Life Insurance Company, a Delaware company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Fund UL for Variable Life Insurance (811-03927)

File No. 002-88637 MarketLifeSM and Invest

File No. 333-152219 MarketLifeSM

File No. 333-56952 Brighthouse Variable Survivorship Life II

File No. 333-69771 Brighthouse Variable Survivorship Life

File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse Variable Life Accumulator- Series 2

File No. 333-96519 Brighthouse Variable Life

File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3

File No. 333-152216 Portfolio Architect Life

File No. 333-152217 VintageLife,

•	Brighthouse Fund UL III for Variable Life Insurance (811-09215)

File No. 333-71349 Corporate Owned VUL Series 1

File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III

File No. 333-105335 Corporate Select Policy

File No. 333-113533 Corporate Owned VUL IV,

•	Brighthouse Separate Account A (811-03365)

File No. 333-200231 Series VA (offered between October 7, 2011 and May 1, 2016)

File No. 333-200232 Series S (offered between October 7, 2011 and May 1, 2016) and Series S-L Share Option (offered between October 7, 2011 and May 1, 2016)

File No. 333-200233 Series VA- 4 (offered between October 7, 2011 and May 1, 2016)

File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)

File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)

File No. 333-200237 PrimElite IV

File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-200239 Brighthouse Growth and Income

File No. 333-200240 Group Flexible Payment Variable Annuity
(Flexible Bonus/Retirement Companion/Smart Choice)

File No. 333-200243 PrimElite III

File No. 333-200246 Brighthouse Simple SolutionsSM

File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-200253 Series XC

File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)

File No. 333-200259 Series L and Series L– 4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)

File No. 333-200263 Series XTRA

File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-200270 Group Annuity SF 101

File No. 333-200272 Ultimate Annuity FSL 224

File No. 333-200275 Foresight SF 137

File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700

File No. 333-200278 Group VA SF 234 (Texas)

File No. 333-200280 Sunshine SF 236 FL

File No. 333-200281 Flexible Value SF 230

File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity

File No. 333-200283 Protected Equity Portfolio (PEP)

File No. 333-200284 Vintage L and Vintage XC

File No. 333-200285 Series XTRA 6

File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-200287 Series C (offered on and after October 7, 2011)

File No. 333-200288 Pioneer PRISM

File No. 333-200289 Pioneer PRISM L

File No. 333-200290 Pioneer PRISM XC

File No. 333-200323 Brighthouse Investment Portfolio ArchitectSM-Standard Version and Brighthouse Investment Portfolio ArchitectSM -C Share Option

File No. 333-203748 Series O (offered on and after July 20, 2015)

File No. 333-209053 Series VA (offered on and after May 2, 2016)

File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)

File No. 333-209055 Series S (offered on and after May 2, 2016) and Series S- L Share Option (offered on and after May 2, 2016)

File No. 333-209411 Brighthouse Prime Options,

•	Brighthouse Separate Account Eleven for Variable Annuities (811-21262)

File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity

File No. 333-152189 Universal Annuity

File No. 333-152190 Universal Select Annuity

File No. 333-152191 Universal Annuity Advantage

File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account

File No. 333-152194 Gold Track and Gold Track Select

File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and Brighthouse Access Select Annuity

File Nos. 333-152199 and 333-152200 Vintage Annuity

File Nos. 333-152201 and 333-152202 Index Annuity

File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)

File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity

File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier Advisers III Annuity (Series II)

File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)

File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA Annuity (Series II)

File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity

File Nos. 333-152258 and 333-152261 PrimElite Annuity

File Nos. 333-152259 and 333-152262 PrimElite II Annuity

File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity

File Nos. 333-152263 and 333-152269 Marquis Portfolios

File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity

File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)

File No. 333-197658 Brighthouse Accumulation Annuity

File No. 333-208464 Brighthouse Premier Variable AnnuitySM,

•	Brighthouse Separate Account QPN for Variable Annuities

File No. 333-156867 Unallocated Group Variable Annuity

File No. 333-156911 Brighthouse Retirement Perspectives,

•	Brighthouse Variable Annuity Account C (811-05200)

File No. 333-200244 Class XC

File No. 333-200247 Class VA, Class AA and Class B

File No. 333-200249 Class L and Class L– 4 Year

File No. 333-200252 Class A

File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA

File No. 333-200258 COVA VA SPDA

File No. 333-200260 COVA Series A

File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select

File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)

File No. 333-200266 COVA VA and Premier Advisor (CA)

File No. 333-200267 COVA Series A (CA)

File No. 333-200269 Class C

File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)

File No. 333-200273 Class XC (CA)

File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)

File No. 333-200276 Class A (CA)

File No. 333-200279 Class C (CA),

•	Brighthouse Variable Life Account A (811-21851)

File No. 333-200241 Equity Advantage Variable Universal Life,

•	Brighthouse Variable Life Account One (811-07971)

File No. 333-200242 Class VL

File No. 333-200245 Class VL (CA)

File No. 333-200248 Modified Single Premium Variable Life

File No. 333-200251 Custom Select and Russell Select Variable Life

File No. 333-200254 Modified Single Premium Variable Life (CA)

File No. 333-200257 Custom Select Variable Life,

And pertaining to:

File No. 333-226035 Brighthouse Shield Level SelectSM 6-Year Annuity v.3

File No. 333-222560 Brighthouse Shield Level 10SM Advisory Annuity

File No. 333-218126 Brighthouse Shield Level SelectSM Advisory Annuity

File No. 333-217509 Brighthouse Shield Level SelectSM 6-Year Annuity

File No. 333-217507 Brighthouse Shield Level SelectSM 3-Year Annuity

File No. 333-216485 Brighthouse Shield Level 10SM Annuity

File No. 333-208884 Brighthouse Shield Level SelectorSM Annuity

File No. 333-207091 Brighthouse Shield Level SelectorSM 3-Year Annuity

Brighthouse Retirement Account (Liquidity Benefit) Annuity

T-Mark Fixed Annuity

Fixed Annuity (aka Strategic Value)

Registered Fixed Account Option

Target Maturity,

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of March, 2019.

/s/ Conor E. Muprhy
Conor E. Murphy

Brighthouse Life Insurance Company

POWER OF ATTORNEY

Lynn A. Dumais

Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Lynn A. Dumais, Vice President and Chief Accounting Officer of Brighthouse Life Insurance Company, a Delaware company (the “Company”), do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, and Andrew L. Gangolf, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by the Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

•	Brighthouse Fund UL for Variable Life Insurance (811-03927)

File No. 002-88637 MarketLifeSM and Invest

File No. 333-152219 MarketLifeSM

File No. 333-56952 Brighthouse Variable Survivorship Life II

File No. 333-69771 Brighthouse Variable Survivorship Life

File No. 333-96515 Brighthouse Variable Life Accumulator and Brighthouse Variable Life Accumulator- Series 2

File No. 333-96519 Brighthouse Variable Life

File No. 333-113109 Brighthouse Variable Life Accumulator- Series 3

File No. 333-152216 Portfolio Architect Life

File No. 333-152217 VintageLife,

•	Brighthouse Fund UL III for Variable Life Insurance (811-09215)

File No. 333-71349 Corporate Owned VUL Series 1

File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned VUL III

File No. 333-105335 Corporate Select Policy

File No. 333-113533 Corporate Owned VUL IV,

•	Brighthouse Separate Account A (811-03365)

File No. 333-200231 Series VA (offered between October 7, 2011 and May 1, 2016)

File No. 333-200232 Series S (offered between October 7, 2011 and May 1, 2016) and Series S-L Share Option (offered between October 7, 2011 and May 1, 2016)

File No. 333-200233 Series VA- 4 (offered between October 7, 2011 and May 1, 2016)

File No. 333-200234 Series O (offered between April 30, 2012 and July 19, 2015)

File No. 333-200236 Series L- 4 Year (offered on and after April 29, 2013)

File No. 333-200237 PrimElite IV

File No. 333-200238 Marquis Portfolios (offered on and after April 30, 2012)

File No. 333-200239 Brighthouse Growth and Income

File No. 333-200240 Group Flexible Payment Variable Annuity
(Flexible Bonus/Retirement Companion/Smart Choice)

File No. 333-200243 PrimElite III

File No. 333-200246 Brighthouse Simple SolutionsSM

File No. 333-200250 Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)

File No. 333-200253 Series XC

File No. 333-200256 Series VA (offered between March 22, 2001 and October 7, 2011)

File No. 333-200259 Series L and Series L– 4 Year (offered between November 22, 2004 and October 7, 2011)

File No. 333-200261 Series C (offered between September 4, 2001 and October 7, 2011)

File No. 333-200263 Series XTRA

File No. 333-200265 Series S and Series S- L Share Option (offered between April 30, 2007 and October 7, 2011)

File No. 333-200268 Series L- 4 Year (offered between October 7, 2011 and April 28, 2013)

File No. 333-200270 Group Annuity SF 101

File No. 333-200272 Ultimate Annuity FSL 224

File No. 333-200275 Foresight SF 137

File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700

File No. 333-200278 Group VA SF 234 (Texas)

File No. 333-200280 Sunshine SF 236 FL

File No. 333-200281 Flexible Value SF 230

File No. 333-200282 Investors Choice Annuity, Capital Strategist Annuity, Imprint Annuity and Strive Annuity

File No. 333-200283 Protected Equity Portfolio (PEP)

File No. 333-200284 Vintage L and Vintage XC

File No. 333-200285 Series XTRA 6

File No. 333-200286 Series VA- 4 (offered between May 1, 2011 and October 7, 2011)

File No. 333-200287 Series C (offered on and after October 7, 2011)

File No. 333-200288 Pioneer PRISM

File No. 333-200289 Pioneer PRISM L

File No. 333-200290 Pioneer PRISM XC

File No. 333-200323 Brighthouse Investment Portfolio ArchitectSM-Standard Version and Brighthouse Investment Portfolio ArchitectSM -C Share Option

File No. 333-203748 Series O (offered on and after July 20, 2015)

File No. 333-209053 Series VA (offered on and after May 2, 2016)

File No. 333-209054 Series VA- 4 (offered on and after May 2, 2016)

File No. 333-209055 Series S (offered on and after May 2, 2016) and Series S- L Share Option (offered on and after May 2, 2016)

File No. 333-209411 Brighthouse Prime Options,

•	Brighthouse Separate Account Eleven for Variable Annuities (811-21262)

File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity, Portfolio Architect Plus Annuity and Scudder Advocate Rewards Annuity

File No. 333-152189 Universal Annuity

File No. 333-152190 Universal Select Annuity

File No. 333-152191 Universal Annuity Advantage

File Nos. 333-152192 and 333-152193 Brighthouse Retirement Account

File No. 333-152194 Gold Track and Gold Track Select

File Nos. 333-152197 and 333-152198 Brighthouse Access Annuity and Brighthouse Access Select Annuity

File Nos. 333-152199 and 333-152200 Vintage Annuity

File Nos. 333-152201 and 333-152202 Index Annuity

File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity, Portfolio Architect Select Annuity, Premier Advisers Annuity (Class I) and Premier Advisers Annuity (Class II)

File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity, Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity

File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity, Premier Advisers III (Series I) and Premier Advisers III Annuity (Series II)

File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager Annuity, Premier Advisers L Annuity (Series I) and Premier Advisers L Annuity (Series II)

File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio Architect XTRA Annuity and Vintage XTRA Annuity (Series II)

File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity

File Nos. 333-152258 and 333-152261 PrimElite Annuity

File Nos. 333-152259 and 333-152262 PrimElite II Annuity

File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity

File Nos. 333-152263 and 333-152269 Marquis Portfolios

File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity

File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II Annuity (Series II)

File No. 333-197658 Brighthouse Accumulation Annuity

File No. 333-208464 Brighthouse Premier Variable AnnuitySM,

•	Brighthouse Separate Account QPN for Variable Annuities

File No. 333-156867 Unallocated Group Variable Annuity

File No. 333-156911 Brighthouse Retirement Perspectives,

•	Brighthouse Variable Annuity Account C (811-05200)

File No. 333-200244 Class XC

File No. 333-200247 Class VA, Class AA and Class B

File No. 333-200249 Class L and Class L– 4 Year

File No. 333-200252 Class A

File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA, Destiny Select VA, Prevail VA

File No. 333-200258 COVA VA SPDA

File No. 333-200260 COVA Series A

File No. 333-200262 Navigator-Select/Custom-Select/Russell-Select

File No. 333-200264 Navigator-Select/Custom-Select/Russell-Select (CA)

File No. 333-200266 COVA VA and Premier Advisor (CA)

File No. 333-200267 COVA Series A (CA)

File No. 333-200269 Class C

File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA)

File No. 333-200273 Class XC (CA)

File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)

File No. 333-200276 Class A (CA)

File No. 333-200279 Class C (CA),

•	Brighthouse Variable Life Account A (811-21851)

File No. 333-200241 Equity Advantage Variable Universal Life,

•	Brighthouse Variable Life Account One (811-07971)

File No. 333-200242 Class VL

File No. 333-200245 Class VL (CA)

File No. 333-200248 Modified Single Premium Variable Life

File No. 333-200251 Custom Select and Russell Select Variable Life

File No. 333-200254 Modified Single Premium Variable Life (CA)

File No. 333-200257 Custom Select Variable Life,

And pertaining to:

File No. 333-226035 Brighthouse Shield Level SelectSM 6-Year Annuity v.3

File No. 333-222560 Brighthouse Shield Level 10SM Advisory Annuity

File No. 333-218126 Brighthouse Shield Level SelectSM Advisory Annuity

File No. 333-217509 Brighthouse Shield Level SelectSM 6-Year Annuity

File No. 333-217507 Brighthouse Shield Level SelectSM 3-Year Annuity

File No. 333-216485 Brighthouse Shield Level 10SM Annuity

File No. 333-208884 Brighthouse Shield Level SelectorSM Annuity

File No. 333-207091 Brighthouse Shield Level SelectorSM 3-Year Annuity

Brighthouse Retirement Account (Liquidity Benefit) Annuity

T-Mark Fixed Annuity

Fixed Annuity (aka Strategic Value)

Registered Fixed Account Option

Target Maturity,

And new annuities such as:

Brighthouse Shield Annuity

Brighthouse Shield 3-Year Annuity

Brighthouse Shield 6-Year Annuity,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of August, 2018.

/s/ Lynn A. Dumais
Lynn A. Dumais